Property Plant And Equipment	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, Plant and Equipment
TDS’ Property, plant and equipment in service and under construction, and related accumulated depreciation and amortization, as of December 31, 2018 and 2017, were as follows:

December 31,	Useful Lives (Years)	2018	2017
(Dollars in millions)
Land	N/A	$55	$55
Buildings	5-40	523	519
Leasehold and land improvements	1-30	1,245	1,214
Cable and wire	15-35	1,884	1,802
Network and switching equipment	3-13	2,423	2,361
Cell site equipment	7-25	3,460	3,411
Office furniture and equipment	3-10	378	480
Other operating assets and equipment	3-12	193	194
System development	1-7	1,486	1,387
Work in process	N/A	427	319
Total property, plant and equipment, gross		12,074	11,742
Accumulated depreciation and amortization		(8,728)	(8,318)
Total property, plant and equipment, net		$3,346	$3,424

Depreciation and amortization expense totaled $839 million, $817 million and $820 million in 2018, 2017 and 2016, respectively. In 2018, 2017 and 2016, (Gain) loss on asset disposals, net included charges of $9 million, $21 million and $27 million, respectively, related to disposals of assets, trade-ins of older assets for replacement assets and other retirements of assets from service in the normal course of business.
During the second quarter of 2016, TDS recorded an out-of-period adjustment attributable to 2014 and 2015 related to the over-depreciation of certain assets in the Wireline segment. TDS has determined that this adjustment was not material to the prior annual periods and also was not material to 2016 results. As a result of this out-of-period adjustment, Depreciation, amortization and accretion expense decreased by $4 million in 2016.